Exhibit 10.30

AMENDMENT NO. 01

Dated December 12, 2004

TO

that certain Loan and Security Agreement No. 4091

dated as of June 30, 2004, (“Agreement”), by and between

LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and

GLASSHOUSE TECHNOLOGIES, INC. (“Borrower”).

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

Section 7.9 of the Agreement shall be deleted in its entirety and replaced with the following:

7.9 Deposit and Securities Accounts. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Lender has obtained a perfected first priority security interest. Notwithstanding the foregoing, Lender shall not have a perfected first priority security interest in Borrower’s account number 00744120 held in the United Kingdom and provided further, such account shall not have a balance greater than $600,000.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

GLASSHOUSE TECHNOLOGIES, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Mark A. Shirman	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
Name:	Mark A. Shirman
Title:	Chief Executive Officer	By:	/s/ Thomas Conneely
		Name:	Thomas Conneely
		Title:	Vice President